Exhibit 99.1

Investor Relations Contact: Shanye Hudson, (510) 661-1600 shanye.hudson@seagate.com Media Contact: Karin Taylor, (408) 772-8279 karin.h.taylor@seagate.com

Seagate Commences Exchange Offers and Consent Solicitations for Eight Series of Senior Notes

FREMONT, CA — May 28, 2025 — Seagate Technology Holdings plc (“Seagate”) (NASDAQ: STX) today announced the commencement of offers to certain Eligible Holders (as defined below) to exchange (collectively, the “Exchange Offers” and each, an “Exchange Offer”) any and all outstanding notes of the following eight series issued by Seagate HDD Cayman (“Seagate HDD”) (the “Old Notes”) for new notes to be issued by Seagate Data Storage Technology Ptd. Ltd (“SDST”) (the “New Notes”) as described in the table below, and related consent solicitations upon the terms and conditions set forth in the confidential Offering Memorandum and Consent Solicitation Statement dated May 28, 2025 (the “Offering Memorandum and Consent Solicitation Statement”).

The following table below summarizes the principal economic terms of the Exchange Offers:

Principal Amount Outstanding(1)	Title of Series of Notes Issued by Seagate HDD to be Exchanged	CUSIP No. / ISIN	Title of Series of Notes to be Issued by SDST(2)	Exchange Consideration(2)	Early Participation Premium(2)	Total Consideration(2)(4)
				New Notes (principal amount)(3)	New Notes (principal amount)(3)	New Notes (principal amount)(3)	Cash
$470,429,000	4.091% Senior Notes due 2029	81180WBC4 / US81180WBC47	4.091% Senior Notes due 2029	$950	$50	$1,000	$1.25
$137,912,000	3.125% Senior Notes due 2029	81180WBF7 / US81180WBF77	3.125% Senior Notes due 2029	$950	$50	$1,000	$1.25
$500,000,000	8.250% Senior Notes due 2029	81180WBN0 / US81180WBN02	8.250% Senior Notes due 2029	$950	$50	$1,000	$1.25
$236,652,000	4.125% Senior Notes due 2031	81180WBD2 / US81180WBD20	4.125% Senior Notes due 2031	$950	$50	$1,000	$1.25
$60,888,000	3.375% Senior Notes due 2031	81180WBE0 / US81180WBE03	3.375% Senior Notes due 2031	$950	$50	$1,000	$1.25
$500,000,000	8.500% Senior Notes due 2031	81180WBP5 / US81180WBP59	8.500% Senior Notes due 2031	$950	$50	$1,000	$1.25
$749,999,600	9.625% Senior Notes due 2032	81180WBM2 / US81180WBM29	9.625% Senior Notes due 2032	$950	$50	$1,000	$1.25
$490,000,000	5.750% Senior Notes due 2034	81180WAN1 / US81180WAN11	5.750% Senior Notes due 2034	$950	$50	$1,000	$1.25

(1)	Reflects the principal amount of Old Notes outstanding as of the date of the Offering Memorandum and Consent Solicitation Statement.
(2)	Consideration per $1,000 principal amount of Old Notes validly tendered and accepted for exchange.
(3)	The term “New Notes” in this column refers, in each case, to the series of New Notes corresponding to the series of Old Notes of like tenor and coupon.
(4)	Includes the Early Participation Premium for Old Notes validly tendered prior to the Early Participation Deadline described below and not validly withdrawn.

Upon the terms and subject to the conditions set forth in the Offering Memorandum and Consent Solicitation Statement, in exchange for each $1,000 principal amount of Old Notes validly tendered, and not validly withdrawn, prior to 5:00 p.m., New York City time, on June 10, 2025, unless extended (such date and time, as it may be extended, the “Early Participation Deadline”), Eligible Holders whose Old Notes are accepted for exchange will receive the total consideration set forth in the table above (the “Total Consideration”), which consists of $1,000 principal amount of New Notes and a cash amount of $1.25. The Total Consideration includes an early participation premium set forth in the table above (the “Early Participation Premium”), which consists of $50 principal amount of New Notes and $1.25 in cash. Eligible Holders whose Old Notes are validly tendered after the Early Participation Deadline and prior to the Expiration Time will only be eligible to receive the exchange consideration set forth in the table above (the “Exchange Consideration”), which is equal to $950 principal amount of New Notes.

The Exchange Offers commenced on May 28, 2025. The Exchange Offers will expire at 5:00 p.m., New York City time, on June 26, 2025, unless extended (such date and time, as it may be extended, the “Expiration Time”). Tenders of Old Notes may not be withdrawn after 5:00 p.m., New York City time, on June 10, 2025, unless extended (such date and time, as it may be extended, the “Withdrawal Deadline”), except in certain limited circumstances as set forth in the Offering Memorandum and Consent Solicitation Statement.

The Exchange Offers are subject to certain conditions described in the Offering Memorandum and Consent Solicitation Statement.

The principal difference between the Old Notes and the New Notes is the entities that will act as an issuer versus as a guarantor, as shown below:

Entity	Old Notes	New Notes
Seagate HDD Cayman (“Seagate HDD”)	Issuer	Guarantor
Seagate Data Storage Technology Ptd. Ltd (“SDST”)	N/A	Issuer
Seagate Technology Holdings plc	Guarantor	Guarantor
Seagate Technology Unlimited Company	Guarantor	Guarantor

Other than the identity of SDST as the issuer and as an obligor, the terms of the New Notes are identical to the Old Notes with respect to their interest rate, interest payment dates, optional redemption prices and maturity. The New Notes will be issued by SDST and guaranteed by the same guarantors as the Old Notes and SDST’s recently issued its 5.875% Senior Notes due 2030 (the “2030 Notes”) in addition to Seagate HDD (which is the issuer of the Old Notes). The New Notes will have substantially the same covenants as the Old Notes and the 2030 Notes and are subject to the same business and financial risks.

No accrued but unpaid interest will be paid on the Old Notes in connection with the Exchange Offers. However, interest on the applicable New Note will accrue from and including the most recent interest payment date of the tendered Old Note.

In conjunction with the Exchange Offer, SDST is soliciting consents (the “Consent Solicitations”) to eliminate substantially all restrictive covenants and certain of the default provisions (the “Proposed Amendments”) in the indenture governing the Old Notes. Holders who tender their Old Notes in the Exchange Offer will be deemed to have submitted consents pursuant to the Consent Solicitation. Each Consent Solicitation with respect to a series of Old Notes is to amend the indenture governing such series of Old Notes. The consummation of the Exchange Offer is not subject to, or conditioned upon, the receipt of the requisite consents or to any minimum amount of Old Notes being tendered for exchange. Eligible Holders may not deliver consents without tendering such series of Old Notes in the Exchange Offer.

Available Documents and Other Details

Documents relating to the Exchange Offers and the Consent Solicitations will only be distributed to holders of Old Notes who complete and return an eligibility form confirming that they are either a “qualified institutional buyer” as defined in Rule 144A or not a “U.S. person” as defined in Rule 902 in compliance with Regulation S under the Securities Act and, if in Singapore, a separate eligibility form confirming that they are an “accredited investor” as defined in Section 4A of the Securities and Futures Act 2001 of Singapore, as modified or amended from time to time (the “SFA”) or an “institutional investor” as defined in Section 4A of the SFA, in each case pursuant to and in accordance with the requirements of the SFA.

Holders Old Notes who desire to complete an eligibility forms should either

•	visit http://gbsc-usa.com/eligibility/seagate or

•

request instructions by sending an e-mail to contact@gbsc-usa.com or by calling Global Bondholders Services Corporation, the Exchange Agent and Information Agent for the Exchange Offers, at: +1 (855) 654-2014 (U.S. toll-free) or +1 (212) 430 3774 (banks and brokers).

The complete terms and conditions of the Exchange Offers are set forth in the Offering Memorandum and Consent Solicitation Statement. This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell the New Notes. The Exchange Offers are only being made pursuant to the Offering Memorandum and Consent Solicitation Statement. The Exchange Offers are not being made to holders of Old Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. The New Notes have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the Offering Memorandum and Consent Solicitation Statement.

The Exchange Offers and the issuance of the New Notes have not been registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act, or any other applicable securities laws and, unless so registered, the New Notes may not be offered, sold, pledged or otherwise transferred within the United States or to or for the account of any U.S. person, except pursuant to an exemption from the registration requirements thereof.

The Exchange Offers are being made, and the New Notes are being offered and will be issued, only (i) to holders of Old Notes that are “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), in a private transaction in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof, or (ii) outside the United States, to holders of Old Notes other than “U.S. persons”, as defined in Rule 902 under the Securities Act, in an offshore transaction in compliance with Regulation S under the Securities Act and that are not acquiring the New Notes for the account or benefit of a U.S. person (a holder satisfying at least one of the foregoing conditions being referred to as an “Eligible Holder”), and, in each case, (w) if resident and/or located in any member state of the European Economic Area (the “EEA”), that they are persons other than “retail investors” (for these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (ii) a customer within the meaning of Directive 2002/92/EC (as amended or superseded, the “Insurance Mediation Directive”), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MIFID II; or (iii) not a qualified investor as defined in Directive 2003/71/EC (as amended or superseded, the “Prospectus Regulation”)), (x) if resident and/or located in the United Kingdom, not a person who is one (or more) of the following: (i) a retail client, as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (the “EUWA”); (ii) a customer within the meaning of the provisions of the Financial Services and Markets Act 2000 (as amended, the “FSMA”) and any rules or regulations made under the FSMA to implement the Insurance Distribution Directive, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the EUWA; or (iii) not a qualified investor as defined in Article 2 of Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the EUWA (the “U.K. Prospectus Regulation”), (y) if resident and/or located in the United Kingdom, either (i) a person having professional experience in matters relating to investments and falling within the definition of investment professionals as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the “Order”), (ii) a person falling within Article 43(2) of the Order, or (iii) a person to whom the Offering Memorandum and Consent Solicitation Statement and other documents or materials relating to the New Notes may otherwise lawfully be communicated in accordance with the Order, and (z) if in Singapore, (i) to an institutional investor (as defined in Section 4A of the SFA) pursuant to Section 274 of the SFA, or (ii) to an accredited investor (as defined in Section 4A of the SFA) pursuant to and in accordance with the conditions specified in Section 275 of the SFA, and (where applicable) Regulation 3 of the Securities and Futures (Classes of Investors) Regulations 2018.

Pursuant to the registration rights agreement, the SDST and the Guarantors are required to consummate an offer to exchange the New Notes offered hereby for a new issue of notes registered under the Securities Act to be declared effective no later than 451 days after the date the New Notes offered hereby are issued, unless the New Notes offered hereby are then freely transferable.

About Seagate

Seagate Technology is a leading innovator of mass-capacity data storage. We create breakthrough technology so you can confidently store your data and easily unlock its value. Founded over 45 years ago, Seagate has shipped over four billion terabytes of data capacity and offers a full portfolio of storage devices, systems, and services from edge to cloud.

© 2025 Seagate Technology LLC. All rights reserved. Seagate, Seagate Technology, and the Spiral logo are registered trademarks of Seagate Technology LLC in the United States and/or other countries.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical fact. Forward-looking statements include, among other things, statements about the terms and conditions of, and completion of, the Exchange Offers and the Consent Solicitations, each as described above. The Company cannot assure that the offering will be consummated, nor can it guarantee the size or terms of the offering. Forward-looking statements generally can be identified by words such as “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “should,” “may,” “will,” “will continue,” “can,” “could,” or the negative of these words, variations of these words and comparable terminology, in each case, intended to refer to future events or circumstances. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on information available to the Company as of the date of this press release and are subject to known and unknown risks and uncertainties that could cause the Company’s actual results, performance or events to differ materially from historical experience and the Company’s present expectations or projections. These risks and uncertainties include, but are not limited to, those described under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s latest periodic report on Form 10-Q or Form 10-K filed with the SEC. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to us on, and which speak only as of, the date hereof. The Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, unless required by applicable law.